ENTERPRISE


ADVANTUS ENTERPRISE FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 1999

                                                           [LOGO]
                                                        ADVANTUS-TM-
                                                      FAMILY OF FUNDS

 [ART]
EQUITY

ADVANTUS ENTERPRISE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

U.S. economic expansion, in its longevity and in vigor, is the envy of the rest of the world. While growth in Europe and the United Kingdom is falling, we are finally seeing some small improvements in Asia's economic angst; it also appears that Japan's economic free fall has stopped. However, a working plan for a sustainable recovery in Japan is still forthcoming. As you can see, growth patterns around the globe are mixed, but overall, world growth is forecasted to decline by about one percent over the course of 1999. (World growth is forecasted to be two percent in 1999.)

In this six-month reporting period, U.S. Gross Domestic Product (GDP) in the fourth quarter 1998 was 6.0 percent. This phenomenal result was fueled by strong consumer demand and spending. GDP figures for the first quarter 1999 are estimated at a respectable 4 percent. This economic growth was very broad based, despite some export difficulties. Above-trend growth is expected for the remainder of the year.

Will inflation spoil the party? It's unlikely. Weak commodity prices coupled with excess global capital and labor has created an inflation-benign environment. The inflation outlook in the U.S. continues to be positive, as well.

The strong momentum in top-tier large cap growth stocks continues to drive the equity market. Some trends have continued, such as large cap stocks outperforming small caps and growth stocks outperforming value stocks. The breadth of leadership of the equity market has continued to narrow, with only
26.3 percent of the issuers in the S&P 500* able to outperform their index over the last twelve months. The average equity mutual fund has lagged the market unless it has been overweighted in growth and technology investments. Valuations in the marketplace continue to be high, particularly in the large cap growth weighted indices.

Stronger economic growth increased investors' comfort with corporate bonds and thus the spread to Treasury bonds narrowed. In the fixed-income market, mortgage-backed securities were the star performers this period, followed by corporate bonds, and then Treasuries.

The economic and market outlook for the U.S. remains strong. Looking ahead, we are cautiously optimistic for stock and bond prices, but valuations for large-cap growth issues are high. Economic growth is forecasted, albeit slower than in the past. With much of the world still in recession, commodity prices low, and rapid increases in technology and productivity, high inflation is unlikely. The Federal Reserve and other central banks stand ready to intervene if necessary. We are watchful of Y2K issues. Certain countries that are mired in prolonged recessions lack the money to solve these technology-related problems.

We are - along with the rest of the world - watching the political strife in the Balkans. The military action in Kosovo has commanded world attention. Escalation will prove costly in money and human resources.

In the pages that follow, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

As always, we thank you for investing with Advantus. We encourage you to maintain a long-range view of investing; we believe you will derive the greatest benefit by doing so.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

ADVANTUS ENTERPRISE FUND

PERFORMANCE UPDATE

[PHOTO]

JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
The Advantus Enterprise Fund
is a mutual fund designed for
investors seeking long-term
accumulation of capital. In
pursuit of this objective,
the Fund will invest
primarily in common and
preferred stocks issued by
small capitalization
companies (i.e., companies
with a market capitalization
of less than $1.5 billion) at
the time of purchase. In
selecting equity securities,
the Fund invests in
securities that the
investment adviser believes
show sustainable earnings
growth potential and
improving profitability.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

For the six-month period ended March 31, 1999, the Advantus Enterprise Fund returned the following for each class of shares currently offered:

CLASS A..........................  22.35 PERCENT*
CLASS B..........................  21.88 PERCENT*
CLASS C..........................  21.88 PERCENT*

The Fund's benchmark, the Russell 2000 Growth Index** returned 21.57 percent for the same period.

PERFORMANCE ANALYSIS

In six-month period covered by this report, small cap growth stocks experienced a brief hiatus from the asset class' long-term pummeling in the marketplace. Small cap growth stocks had an outstanding fourth quarter, 1998, but within a few months, small cap growth stocks returned to the uncertainty that was prevalent for some time. Shortfalls in revenues and earnings became more noticeable during the first quarter of 1999. Although growth outside the U.S. was strong, this did little to help the small companies, who rely predominately on the domestic economy. Year 2000 (Y2K) spending may be one of the culprits as increased costs and reductions in near-term revenues have negatively impacted companies.

Utilities, Energy and Consumer Discretionary were the only sectors of the Russell 2000 Growth Index** to enjoy positive returns during first quarter 1999. March's sharp increase in oil prices drove energy stocks upward, but the Index enjoyed little benefit with a scant 1.7 percent weighting in energy. At least nine of the top 15 contributors to the Index were Internet stocks, comprising
12.6 percent of the Index weighting and contributing 5.47 percent to first quarter performance. In fact, the Index would have been down 7.15 percent without the contribution of the Internet stocks.

Our previous discussion of Internet stocks within the Russell 2000 Growth Index** highlighted their signficant contribution to that Index's overall performance. Internet stocks comprise only a small percentage of our portfolio. Let me tell you why we do not heavily invest in this area. Survivorship concerns and lack of a viable business model in many of these companies (not to mention no real earnings for years to come) have prevented us from owning meaningful positions. Our strategy has been to own solid companies with strong management, an established business plan, and significant earnings growth. One such company, USWeb Corporation, has been a key contributor to performance. A leader in Internet-focused services, the company's ability to offer turnkey solutions encompassing strategy, technology and creative development distinguishes it from its competitors. As customer needs grow, USWeb should develop a stronger base of recurring revenue.

In the first half of the reporting period (fourth quarter, 1998), The Fund's performance was driven by a diverse group of stocks, but was lead by technology-oriented companies. These included CKS Group (integrated marketing communications services), Acxiom Corporation (database management software), DII Group (electronics design and manufacturing services), and Terayon Communications (high capacity cable modem systems). Other positive contributors to performance included TV Guide, Inc. (satellite delivered video, audio and data services, and integration to various mediums), Copart, Inc. (salvaged vehicle service provider for insurance companies), and Uniphase Corporation (laser sub-systems used in semiconductor manufacturing). These companies reported strong earnings and expanded their market opportunities for future growth.

In difficult periods, such as the first quarter, 1999, laggards in the Fund can significantly hurt performance. Tropical Sportswear International, for example, has been a very good performer for the Fund but ran into soft demand for its casual basics apparel products. We plan to keep it in the Fund as it continues to be a well-managed company with solid prospects.

The weakest area in the Fund was health care. Shortfalls in revenue and earnings stemming from concerns about Medicare reimbursements drove the sector's poor performance. Medicare reimbursements are decreasing across the industry, but the magnifying glass is on companies that are deemed "too profitable." A number of these companies have historically been attractive Fund prospects due to their solid business plans, strong management and emphasis on lowering the costs of health care services. Until recently, these companies were considered part of the solution - not the problem - for the health care industry. The economics have not changed: These companies have reduced overall health care costs while increasing the number of services offered. However, even strong companies sell off in an irrational environment, as is the case here. Our strategy has been to isolate the Fund's Medicare exposure and minimize our positions, where appropriate.

OUTLOOK
As we look ahead to the rest of 1999, we are cautiously optimistic about the prospects for small growth stocks and the Fund. Earnings comparisons should improve and valuations continue to be very cheap, both relative to large cap stocks and on an absolute basis. Economic strength overseas should help buffer a soft U.S. economy, but an escalation of the conflict in Kosovo could trigger a negative reaction in the markets - at least until the conclusion is assured.

Our disciplined style of investing, which focuses on the fundamentals of individual companies, is not always rewarded in volatile and narrowly focused markets like this one. However, we believe we have a winning strategy for the long haul. We remain confident in our ability to find value in smaller growth stocks that are potentially tomorrow's leaders.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 Growth Index contains stock from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS ENTERPRISE FUND,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 1999.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                                       One year     -18.30%
                                                Since inception
                                                      (9/16/94)       7.26%
Class B:
                                                       One year     -18.57%
                                                Since inception
                                                      (9/16/94)       7.39%
(Thousands)
                                                        Class A     Class B    Russell 2000        CPI
                                                                               Growth Index
9/16/94                                                 $10,000     $10,000         $10,000    $10,000
9/30/94                                                   9,419       9,910          10,042     10,128
9/30/95                                                  12,044      12,107          12,616     10,351
9/30/96                                                  14,051      14,173          14,391     10,662
9/30/97                                                  15,861      16,000          17,737     10,899
9/30/98                                                  11,292      11,315          13,331     11,054
3/31/99                                                  13,816      13,824          16,207     11,149

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
Class C:
                                                      One year     -14.23%
                                               Since inception
                                                      (3/1/95)       7.42%
(Thousands)
                                                       Class C         CPI    Russell 2000
                                                                              Growth Index
3/1/95                                                 $10,000     $10,000         $10,000
9/30/95                                                 12,038      12,563          10,146
9/30/96                                                 13,913      14,331          10,450
9/30/97                                                 15,568      17,662          10,682
9/30/98                                                 10,992      13,276          10,834
3/31/99                                                 13,396      16,139          10,927

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                          MARKET     % OF STOCK
COMPANY                                       SHARES      VALUE       PORTFOLIO
-------------------------------------------  --------   ----------   -----------
DII Group, Inc.............................    67,000   $1,959,750          4.5%
Copart, Inc................................    82,000    1,701,500          4.0%
Acxiom Corporation.........................    63,640    1,686,460          3.9%
USWeb Corporation..........................    36,550    1,507,688          3.5%
United Rentals, Inc........................    49,600    1,413,600          3.3%
United Video Satellite Group...............    37,500    1,382,812          3.2%
NCO Group, Inc.............................    35,600    1,317,200          3.1%
Sunrise Assisted Living, Inc...............    27,633    1,259,029          2.9%
Bysis Group, Inc...........................    21,800    1,226,250          2.8%
Eagle USA Airfreight, Inc..................    36,800    1,196,000          2.8%
                                                        ----------          ---
                                                        $14,650,289        34.0%
                                                        ----------          ---
                                                        ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    6.0%
Energy                                1.7%
Consumer Staples                      3.0%
Financial                             3.6%
Transportation                        4.3%
Basic Materials                       5.2%
Capital Goods                         7.4%
Health Care                          15.5%
Consumer Cyclical                    19.5%
Technology                           33.8%

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1999

(UNAUDITED)

           (Percentages of each investment category relate to total net assets.)

                                                                                MARKET
SHARES                                                                         VALUE(A)
------------                                                                 -------------
COMMON STOCK (94.0%)
  BASIC MATERIALS (5.2%)
    Agriculture Products (2.9%)
      35,600   NCO Group, Inc. (b).........................................  $   1,317,200
                                                                             -------------
    Chemicals (2.3%)
      47,774   Cambrex Corporation.........................................      1,057,000
                                                                             -------------
  CAPITAL GOODS (7.4%)
    Aerospace/Defense (1.0%)
      21,100   HEICO Corporation...........................................        451,012
                                                                             -------------
    Engineering/Construction (5.6%)
      26,300   Dycom Industries, Inc. (b)..................................      1,144,050
      49,600   United Rentals, Inc. (b)....................................      1,413,600
                                                                             -------------
                                                                                 2,557,650
                                                                             -------------
    Manufacturing (.8%)
      17,400   Graco, Inc. ................................................        383,887
                                                                             -------------
  CONSUMER CYCLICAL (19.5%)
    Auto (1.3%)
      20,400   CSK Auto Corporation (b)....................................        610,725
                                                                             -------------
    Distribution Durables (.9%)
      23,100   MSC Industrial Direct Company (b)...........................        392,700
                                                                             -------------
    Houseware (.3%)
       5,600   Select Comfort Corporation (b)..............................        156,100
                                                                             -------------
    Leisure (1.2%)
      25,522   National R V Holdings, Inc. (b).............................        564,674
                                                                             -------------
    Retail (3.3%)
      10,900   Abercrombie & Fitch Company (b).............................      1,002,800
       6,300   Kohl's Corporation (b)......................................        446,512
         300   Priceline.com, Inc. (b).....................................         24,862
       2,200   Ziff-Davis, Inc. (b)........................................         41,800
                                                                             -------------
                                                                                 1,515,974
                                                                             -------------

                                                                                MARKET
SHARES                                                                         VALUE(A)
------------                                                                 -------------
  CONSUMER CYCLICAL--CONTINUED
    Service (10.4%)
      63,640   Acxiom Corporation (b)......................................  $   1,686,460
       2,700   CMGI, Inc. (b)..............................................        494,269
      82,000   Copart, Inc. (b)............................................      1,701,500
      90,100   Fairfield Communities, Inc. (b).............................        805,269
       9,200   Sterigenics International, Inc. (b).........................         89,700
                                                                             -------------
                                                                                 4,777,198
                                                                             -------------
    Textiles (2.1%)
      47,800   Tropical Sportswear International (b).......................        973,925
                                                                             -------------
  CONSUMER STAPLES (3.0%)
    Broadcasting (3.0%)
      37,500   United Video Satellite Group (b)............................      1,382,812
                                                                             -------------
    Food & Health ( -- )
         100   Valley Medica, Inc. (b).....................................          2,275
                                                                             -------------
  ENERGY (1.7%)
    Oil (.8%)
      49,500   Newpark Resources, Inc. (b).................................        358,875
                                                                             -------------
    Oil & Gas (.9%)
      14,000   J Ray McDermott Holdings, Inc. (b)..........................        418,250
                                                                             -------------
  FINANCIAL (3.6%)
    Banks (.3%)
      10,200   GBC Bancorp (b).............................................        153,000
                                                                             -------------
    Commercial Finance (.9%)
      15,100   HealthCare Financial Partners (b)...........................        394,487
                                                                             -------------
    Insurance (2.4%)
      19,650   Reinsurance Group of America, Inc. .........................        836,353
      24,800   Scottish Life & Annuity Holdings (b)........................        241,800
                                                                             -------------
                                                                                 1,078,153
                                                                             -------------

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                MARKET
SHARES                                                                         VALUE(A)
------------                                                                 -------------
  HEALTH CARE (15.5%)
    Biotechnology (2.7%)
       4,100   Gilead Sciences, Inc. (b)...................................  $     186,550
      31,700   Pharmaceutical Product Development (b)......................      1,063,931
                                                                             -------------
                                                                                 1,250,481
                                                                             -------------
    Drugs (.4%)
      27,100   Cygnus, Inc. (b)............................................        203,250
                                                                             -------------
    Hospital Management (2.8%)
      27,633   Sunrise Assisted Living, Inc. (b)...........................      1,259,029
                                                                             -------------
    Managed Care (1.4%)
      43,683   Concentra Managed Care, Inc. (b)............................        633,403
                                                                             -------------
    Medical Products/Supplies (8.2%)
      25,000   Amerisource Health Corporation (b)..........................        854,687
      40,400   Hanger Orthopedic Group (b).................................        545,400
      25,400   Patterson Dental Company (b)................................      1,098,550
      34,600   Sybron International Corporation (b)........................        865,000
      34,700   Total Renal Care Holdings, Inc. (b).........................        381,700
                                                                             -------------
                                                                                 3,745,337
                                                                             -------------
  TECHNOLOGY (33.8%)
      15,500   Alpha Industries, Inc. (b)..................................        284,812
      13,600   ANADIGICS, Inc. (b).........................................        239,700
       7,500   Aspect Development, Inc. (b)................................        174,375
      21,800   Bysis Group, Inc. (b).......................................      1,226,250
       9,800   Cree Research, Inc. (b).....................................        459,988
      67,000   DII Group, Inc. (b).........................................      1,959,750
      17,300   DuPont Photomasks, Inc. (b).................................        685,513
      41,500   Gartner Group, Inc. (b).....................................        936,344

                                                                                MARKET
SHARES                                                                         VALUE(A)
------------                                                                 -------------
  TECHNOLOGY--CONTINUED
      45,400   GaSonics International Corporation (b)......................  $     499,400
      29,450   Global Imaging Systems, Inc. (b)............................        392,053
      26,600   HNC Software, Inc. (b)......................................        871,150
      22,700   Infinium Software, Inc. (b).................................        102,150
      19,500   IntraNet Solutions, Inc. (b)................................        160,875
       7,500   Level One Communications, Inc. (b)..........................        364,688
      20,852   Mastech Corporation (b).....................................        271,076
      31,300   Maximus, Inc. (b)...........................................        911,613
      20,200   Orbotech, Ltd. (b) (c)......................................        992,325
      17,300   Peapod, Inc. (b)............................................        189,219
       3,802   Sapient Corporation (b).....................................        271,368
      47,000   Saville Systems ADR (b) (c).................................        575,750
      37,700   Secure Computing Corporation (b)............................        395,850
      44,500   Softworks, Inc. (b).........................................        634,125
      11,700   Terayon Communication Systems (b)...........................        468,000
       7,900   Uniphase Corporation (b)....................................        909,488
      36,550   USWeb Corporation (b).......................................      1,507,688
                                                                             -------------
                                                                                15,483,550
                                                                             -------------
  TRANSPORTATION (4.3%)
    Air Freight (2.6%)
      36,800   Eagle USA Airfreight, Inc. (b)..............................      1,196,000
                                                                             -------------
    Airlines (1.7%)
      26,400   Skywest, Inc. ..............................................        762,300
                                                                             -------------
Total common stock (cost: $32,895,517).....................................     43,079,247
                                                                             -------------

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                MARKET
PRINCIPAL                                                                      VALUE(A)
------------                                                                 -------------
SHORT-TERM SECURITIES (5.6%)
$  1,565,642   Federated Prime Obligation Fund, current rate 4.860%........  $   1,565,642
   1,025,000   U.S. Treasury Note.....................  4.560%     05/20/99      1,018,792
                                                                             -------------
               Total short-term securities (cost: $2,584,397)..............      2,584,434
                                                                             -------------
               Total investments in securities (cost: $35,479,914)(d)......  $  45,663,681
                                                                             -------------
                                                                             -------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 3.4% of the net assets in foreign securities as of March 31, 1999.
(d) At March 31, 1999 the cost of securities for federal income tax purposes was $36,250,524. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..............................................  $  12,749,350
Gross unrealized depreciation..............................................     (3,336,193)
                                                                             -------------
Net unrealized appreciation................................................  $   9,413,157
                                                                             -------------
                                                                             -------------

ADVANTUS ENTERPRISE FUND
STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999
(UNAUDITED)

                                  ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (identified cost: $35,479,914).............................  $  45,663,681
Cash in bank on demand deposit..............................          4,657
Receivable for Fund shares sold.............................         10,831
Receivable for investment securities sold...................        350,833
Accrued interest receivable.................................          6,874
Dividends receivable........................................            960
Organizational costs (note 5)...............................          4,534
Other receivables...........................................         12,900
                                                              -------------
    Total assets............................................     46,055,270
                                                              -------------

                                LIABILITIES
Payable for investment securities purchased.................        105,525
Payable for Fund shares redeemed............................         28,035
Payable to Adviser..........................................         63,911
                                                              -------------
    Total liabilities.......................................        197,471
                                                              -------------
Net assets applicable to outstanding capital stock..........  $  45,857,799
                                                              -------------
                                                              -------------
Represented by:
  Capital stock -- authorized 10 billion shares (Class A - 2 billion shares, Class B - 2 billion shares, Class C - 2
  billion shares and 4 billion shares unallocated) of $.01
  par value (note 1)........................................  $      33,347
  Additional paid-in capital................................     39,380,305
  Accumulated net realized losses from investments..........     (3,739,620)
  Unrealized appreciation on investments....................     10,183,767
                                                              -------------
    Total - representing net assets applicable to
    outstanding capital stock...............................  $  45,857,799
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class A shares.........  $  38,281,607
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class B shares.........  $   6,675,801
                                                              -------------
                                                              -------------
Net assets applicable to outstanding Class C shares.........  $     900,391
                                                              -------------
                                                              -------------
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 2,763,417....................  $       13.85
                                                              -------------
                                                              -------------
  Class B - Shares outstanding 503,324......................  $       13.26
                                                              -------------
                                                              -------------
  Class C - Shares outstanding 67,917.......................  $       13.26
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENT OF OPERATIONS

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999
                                                                     (UNAUDITED)

Investment income:
  Interest..................................................  $      64,249
  Dividends.................................................         16,098
                                                              -------------
      Total investment income...............................         80,347
                                                              -------------
Expenses (note 4):
  Investment advisory fee...................................        177,060
  Rule 12b-1 fees - Class A.................................         51,872
  Rule 12b-1 fees - Class B.................................         33,640
  Rule 12b-1 fees - Class C.................................          4,167
  Administrative services fee...............................         26,200
  Amortization of organizational costs......................          5,441
  Custodian fees............................................          4,532
  Auditing and accounting services..........................          7,325
  Legal fees................................................          4,750
  Directors' fees...........................................            385
  Registration fees.........................................         20,343
  Printing and shareholder reports..........................          9,330
  Insurance.................................................          1,798
  Other.....................................................          3,143
                                                              -------------
      Total expenses........................................        349,986
  Less fees and expenses waived or absorbed:
    Class A Rule 12b-1 fees.................................        (24,345)
                                                              -------------
      Total net expenses....................................        325,641
                                                              -------------
      Investment loss - net.................................       (245,294)
                                                              -------------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)...............       (830,086)
  Net change in unrealized appreciation or depreciation on
    investments.............................................      9,699,812
                                                              -------------
      Net gains on investments..............................      8,869,726
                                                              -------------
Net increase in net assets resulting from operations........  $   8,624,432
                                                              -------------
                                                              -------------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999 AND YEAR ENDED SEPTEMBER 30, 1998 (UNAUDITED)

                                                                  1999            1998
                                                              -------------   -------------
Operations:
  Investment loss - net.....................................  $    (245,294)  $    (525,734)
  Net realized loss on investments..........................       (830,086)     (2,030,305)
  Net change in unrealized appreciation or depreciation on
    investments.............................................      9,699,812     (13,106,890)
                                                              -------------   -------------
      Increase (decrease) in net assets resulting from
        operations..........................................      8,624,432     (15,662,929)
                                                              -------------   -------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................        735,775       3,263,000
    Class B.................................................        528,322       2,839,504
    Class C.................................................        136,598         355,028
  Payments for redemption of shares:
    Class A.................................................     (1,454,720)     (2,649,374)
    Class B.................................................     (1,057,722)     (2,157,258)
    Class C.................................................       (181,771)       (378,918)
                                                              -------------   -------------
      Increase (decrease) in net assets from capital share
        transactions........................................     (1,293,518)      1,271,982
                                                              -------------   -------------
      Total increase (decrease) in net assets...............      7,330,914     (14,390,947)
Net assets at beginning of period...........................     38,526,885      52,917,832
                                                              -------------   -------------
Net assets at end of period.................................  $  45,857,799   $  38,526,885
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
(UNAUDITED)

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)
    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,259,459 which, if not offset by subsequent capital gains, will expire September 30, 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $245,294.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $18,908,943 and $20,197,967 respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving the portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $24,345 for the period ended March 31, 1999.

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $5,700 per month to Minnesota Life for shareholder services which Minnesota Life provides. Prior to February 1, 1999, the administrative services fee was $3,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    As of March 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,226,404 Class A shares which represents
80.6 percent of the total outstanding Class A shares.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $17,964.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $4,750.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1998 to March 31, 1999 and the year ended September 30, 1998 were as follows:

                                                    CLASS A               CLASS B               CLASS C
                                              --------------------  --------------------  --------------------
                                                1999       1998       1999       1998       1999       1998
                                              ---------  ---------  ---------  ---------  ---------  ---------
Sold........................................     57,507    220,439     42,440    197,838     10,661     24,682
Redeemed....................................   (108,260)  (180,222)   (81,639)  (153,483)   (14,513)   (26,413)
                                              ---------  ---------  ---------  ---------  ---------  ---------
                                                (50,753)    40,217    (39,199)    44,355     (3,852)    (1,731)
                                              ---------  ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------  ---------

(7) YEAR 2000
    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                        CLASS A
                                  -----------------------------------------------------------------------------------
                                   PERIOD FROM                                                           PERIOD FROM
                                   OCTOBER 1,                                                           SEPTEMBER 16,
                                     1998 TO                   YEAR ENDED SEPTEMBER 30,                  1994(B) TO
                                    MARCH 31,       -----------------------------------------------     SEPTEMBER 30,
                                      1999            1998         1997         1996       1995(A)          1994
                                  -------------     --------     --------     --------     --------     -------------
Net asset value, beginning of
  period......................         $ 11.32      $  15.90     $  15.94     $  14.08     $  11.03          $ 11.12
                                  -------------     --------     --------     --------     --------     -------------
Income from investment
  operations:
  Net investment loss.........            (.06)         (.13)        (.04)        (.05)        (.04)              --
  Net gains (losses) on
    securities (both realized
    and unrealized)...........            2.59         (4.45)        1.74         2.34         3.11             (.09)
                                  -------------     --------     --------     --------     --------     -------------
    Total from investment
      operations..............            2.53         (4.58)        1.70         2.29         3.07             (.09)
                                  -------------     --------     --------     --------     --------     -------------
Less distributions:
  Distributions from capital
    gains.....................              --            --        (1.74)        (.43)        (.02)              --
                                  -------------     --------     --------     --------     --------     -------------
    Total distributions.......              --            --        (1.74)        (.43)        (.02)              --
                                  -------------     --------     --------     --------     --------     -------------
Net asset value, end of
  period......................         $ 13.85      $  11.32     $  15.90     $  15.94     $  14.08          $ 11.03
                                  -------------     --------     --------     --------     --------     -------------
                                  -------------     --------     --------     --------     --------     -------------
Total return(c)...............           22.35%       (28.81)%      12.88%       16.66%       27.87%            (.81)%
Net assets, end of period (in
  thousands)..................         $38,282      $ 31,844     $ 44,102     $ 38,722     $ 30,454          $12,964
Ratio of expenses to average
  daily net assets(d)(e)......            1.33%(g)      1.27%        1.28%        1.31%        1.34%             .05%(f)
Ratio of net investment income
  (loss) to average daily net
  assets(d)(e)................            (.96)%(g)     (.91)%       (.32)%       (.38)%       (.48)%           (.02)%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................            45.0%         71.1%        65.8%        80.2%        48.8%             5.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 and $1,430 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.75% and .06% for Class A shares, respectively, 2.39%, and .10% for Class B shares, respectively and 2.32% for Class C shares. The ratio of net investment income (loss) to average daily net assets would have been (.89)% and (.03)% for Class A shares, respectively, (1.60)% and (.07)% for Class B shares, respectively and (1.65)% for Class C shares.
(e) The Fund's Distributor voluntarily waived $24,345, $68,536, $74,325 and $68,785 in Class A Rule 12b-1 fees for the period ended March 31, 1999, and the years ended September 30, 1998, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.46%, 1.44%, 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.09)%, (1.08)%, (.52)% and (.58)%, respectively, for Class A shares.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g)  Adjusted to an annual basis.

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                                        CLASS B
                                  -----------------------------------------------------------------------------------
                                   PERIOD FROM                                                           PERIOD FROM
                                   OCTOBER 1,                                                           SEPTEMBER 16,
                                     1998 TO                   YEAR ENDED SEPTEMBER 30,                  1994(B) TO
                                    MARCH 31,       -----------------------------------------------     SEPTEMBER 30,
                                      1999            1998         1997         1996       1995(A)          1994
                                  -------------     --------     --------     --------     --------     -------------
Net asset value, beginning of
  period......................         $ 10.88      $  15.42     $  15.64     $  13.94     $  11.02          $ 11.12
                                  -------------     --------     --------     --------     --------     -------------
Income from investment
  operations:
  Net investment loss.........            (.12)         (.24)        (.18)        (.12)        (.09)            (.01)
  Net gains (losses) on
    securities (both realized
    and unrealized)...........            2.50         (4.30)        1.70         2.25         3.03             (.09)
                                  -------------     --------     --------     --------     --------     -------------
    Total from investment
      operations..............            2.38         (4.54)        1.52         2.13         2.94             (.10)
                                  -------------     --------     --------     --------     --------     -------------
Less distributions:
  Distributions from capital
    gains.....................              --            --        (1.74)        (.43)        (.02)              --
                                  -------------     --------     --------     --------     --------     -------------
    Total distributions.......              --            --        (1.74)        (.43)        (.02)              --
                                  -------------     --------     --------     --------     --------     -------------
Net asset value, end of
  period......................         $ 13.26      $  10.88     $  15.42     $  15.64     $  13.94          $ 11.02
                                  -------------     --------     --------     --------     --------     -------------
                                  -------------     --------     --------     --------     --------     -------------
Total return(c)...............           21.88%       (29.44)%      11.89%       15.65%       26.71%            (.90)%
Net assets, end of period (in
  thousands)..................         $ 6,676      $  5,903     $  7,683     $  4,871     $  1,720          $    96
Ratio of expenses to average
  daily net assets(d)(e)......            2.18%(g)      2.14%        2.18%        2.20%        2.24%             .09%(f)
Ratio of net investment income
  (loss) to average daily net
  assets(d)(e)................           (1.81)%(g)    (1.77)%      (1.60)%      (1.25)%      (1.45)%           (.06)%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................            45.0%         71.1%        65.8%        80.2%        48.8%             5.0%

                                                               CLASS C
                                ----------------------------------------------------------------------
                                 PERIOD FROM                                              PERIOD FROM
                                 OCTOBER 1,                                                MARCH 1,
                                   1998 TO             YEAR ENDED SEPTEMBER 30,           1995(B) TO
                                  MARCH 31,       ----------------------------------     SEPTEMBER 30,
                                    1999            1998         1997         1996           1995
                                -------------     --------     --------     --------     -------------
Net asset value, beginning of
  period......................       $ 10.87      $  15.41     $  15.63     $  13.94          $ 11.58
                                -------------     --------     --------     --------     -------------
Income from investment
  operations:
  Net investment loss.........          (.11)         (.26)        (.23)        (.09)            (.06)
  Net gains (losses) on
    securities (both realized
    and unrealized)...........          2.50         (4.28)        1.75         2.21             2.42
                                -------------     --------     --------     --------     -------------
    Total from investment
      operations..............          2.39         (4.54)        1.52         2.12             2.36
                                -------------     --------     --------     --------     -------------
Less distributions:
  Distributions from capital
    gains.....................            --            --        (1.74)        (.43)              --
                                -------------     --------     --------     --------     -------------
    Total distributions.......            --            --        (1.74)        (.43)              --
                                -------------     --------     --------     --------     -------------
Net asset value, end of
  period......................       $ 13.26      $  10.87     $  15.41     $  15.63          $ 13.94
                                -------------     --------     --------     --------     -------------
                                -------------     --------     --------     --------     -------------
Total return(c)...............         21.88%       (29.40)%      11.89%       15.58%           20.38%
Net assets, end of period (in
  thousands)..................       $   900      $    780     $  1,133     $    807          $    71
Ratio of expenses to average
  daily net assets(d)(e)......          2.18%(g)      2.14%        2.18%        2.19%            2.24%(g)
Ratio of net investment income
  (loss) to average daily net
  assets(d)(e)................         (1.81)%(g)    (1.78)%      (1.75)%      (1.22)%          (1.57)%(g)
Portfolio turnover rate
  (excluding short-term
  securities).................          45.0%         71.1%        65.8%        80.2%            48.8%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account -- subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $10.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.
400 ROBERT STREET NORTH                    [LOGO]
ST. PAUL, MN 55101-2098
ADDRESS SERVICE REQUESTED

F.48646 Rev. 5-1999